EXHIBIT 32.1

                             GREEN ST. ENERGY, INC.
                 FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2009
     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND INTERIM FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Cataldo, certify that

1. I am the Chief Executive Officer and Interim Financial Officer of Green St. Energy, Inc.

2. Attached to this certification is Form 10-Q for the quarter ended March 31, 2009, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

      o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

      o The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

June 12, 2009                                       /s/ Anthony Cataldo
                                                    --------------------------
                                                    Anthony Cataldo
                                                    Chief Executive Officer and
                                                    Interim Financial Officer